Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

701 Pennsylvania Avenue, N.W. Telephone: 617/542-6000
Washington, D.C. 20004 Telex: 94-0198
Telephone: 202/434-7300 Fax: 617/542-2241
Fax: 202/434-7400


Direct Dial Number
(617) 348-1669


November , 1997



Securities and Exchange Commission
450 5th Street, N. W.
Judiciary Plaza
Washington, D.C. 20549

Re: Northeast Investors Trust
File No. 2-11318

Ladies and Gentlemen:

Accompanying this letter on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 69 to the Fund's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 22 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended. Manually executed signature pages, accountants' report and consent have been executed prior to the time of this filing and will be retained by the registrant for five years.

This filing contains material changes reflecting the application of plain English rules and related changes to Form N-1A. It is in large part modeled on the Post-Effective Amendment for Northeast Investors Growth Fund (1933
Act File No. 2-68483) which was reviewed by your staff and become effective on May 1, 1999. It is proposed that this filing will become effective on February 1, 2000 pursuant to paragraph (a) of Rule 485 under the 1933 Act. If possible, we would appreciate receiving any staff comments before December 31, 1999 to allow adequate time for making changes and printing.

Sincerely yours,


Thomas J. Kelly
Enclosures


Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 69 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 22 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

Ernest E. Monrad
President
Northeast Investor Trust
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

It is proposed that the filing will become effective under Rule 485:

[ ] Immediately upon filing pursuant to paragraph (b), [ ] On
_____________________________ pursuant to paragraph (b), [ ]
60 days after filing pursuant to paragraph (a)(1), [X ] On February 1, 2000 pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            NORTHEAST INVESTOR TRUST

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information Financial Highlights


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                         NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588



                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS


                                February 1, 2000


         The Trust's primary investment objective is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

OVERVIEW OF THE TRUST.....................................................1

   OBJECTIVES AND STRATEGIES..............................................1
   RISKS..................................................................1
   SUITABILITY............................................................1
   PERFORMANCE............................................................2

INVESTOR EXPENSES.........................................................2


BANK LOANS................................................................3


FUND MANAGEMENT...........................................................4


SALES WITHOUT "SALES CHARGE"..............................................4


SHAREHOLDER INFORMATION...................................................4

   GENERAL INFORMATION....................................................4
   HOW TO INVEST..........................................................5
   INVESTMENT PLANS.......................................................6
   HOW TO WITHDRAW YOUR INVESTMENT........................................6
   HOW TO EXCHANGE YOUR INVESTMENT........................................7
   DISTRIBUTIONS..........................................................7
   TAX CONSEQUENCES.......................................................7
   FUND POLICIES..........................................................8



FINANCIAL HIGHLIGHTS......................................................9


DESCRIPTION OF S&P CORPORATE BOND RATINGS.................................9


APPENDIX - PORTFOLIO COMPOSITION..........................................10

                              OVERVIEW OF THE TRUST


Objectives And Strategies

         The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. The Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets.

         The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potentialities for capital appreciation. This would include bonds which may be purchased at a discount , preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trustees may, when in their opinion capital appreciation is not compatible with the production of income, emphasize fixed income investments for protracted periods of time. Since 1970 the Trust has taken such a position and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards which must be applied in making investment decisions.

         The Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable and that therefore the Trust should adopt a temporary defensive policy.


Risks.

         Risks of Lower Rated Debt Securities. The Trust's portfolio has, since it began making major commitments to fixed income securities in the mid 1960s, generally included debt securities which are not rated as investment grade by either of the two principal rating services. The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio.

         Higher yielding and unrated or lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present investment risk. These risks include debt service coverage by the issuer, marketability and liquidity of the investment under adverse market conditions, and the potential for loss of principal due to issuer default. Higher yielding securities are subject to greater sensitivity to these risks than lower yielding, higher rated securities. Bonds which are not rated as investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession which causes a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments. See the Appendix for further information concerning the Trust's investment portfolio.

         Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to rise and fall as interests rates change. Normally, bond prices fall when interest rates rise and rise when interest rates fall. The prices of higher yielding bonds are sometimes more dependant on economic conditions then changes in interest rates.

         Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested. Leverage can, therefore, involve additional risk as well as additional return.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Trustees may vary the amount of borrowings from time to time, within the authorized limits, as they deem advisable, including having no borrowings at all. The outstanding borrowings by the Trust as of September 30 for the years 1990-1999 are set forth on page _6_.

Suitability.

 .........The Trust may be appropriate for investors who seek one or more of the following:

o........production of income over the long-term

o a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities

         You should also consider the following:

o an investment in the Trust involves risk and should be part of a balanced investment program

o the Trust is generally for investors with longer-term investment horizons

o there is a risk that you could lose money by investing in the Trust and there is no assurance that it will achieve its investment objectives

o Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC

Performance.

         The following performance related information provides some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by comparing its average annual return with the First Boston High Yield Index. Past performance does not guarantee future results.

         The following bar chart shows the Trust's annual total return for each of the ten years ended September 30, 1999:



Best quarter: 1st quarter 1993,         up 8.21%

Worst quarter:....3rd quarter 1998,   down -10.45%


                        Periods Ended September 30, 1999(Average Annual Returns)

                                One Year            Five Years             Ten Years               Life of Trust
                                                                                                (since October 1950)

The Trust                        7.99%                9.98%                  10.48%                    8.76%
First Boston High Yield          3.94%                8.62%                  10.52%                     N/A
Index (1)










                                INVESTOR EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                Shareholder Fees

                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases.....................       None
Maximum Deferred Sales Charge (Load).................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........       None
Redemption Fee.......................................................       None


                         Annual Trust Operating Expenses

                  (Expenses That Are Deducted From Fund Assets)



Trustees' Fees.......................................................       .50%
Distribution (12b-1 Fees)............................................       None
Other Expenses.......................................................       .11%

Total Annual Trust Operating Expenses................................       .61%


Example

         This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds based on the Trust's actual 1999 expenses.

         The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

1 year        3 years         5 years         10 years
 $62            $195            $340            $762






                                                         BANK LOANS





                                                                                      Average
                                                                    Average          Number of            Average
                                               Amount of           Amount of       Registrant's          Amount of
                                                 Debt                Debt             Shares               Debt
                                              outstanding         outstanding       outstanding          per share
                                               at end of          during the        during the          during the
Year Ended                                       year                year*             year*               year
September 30,
1990......................................      36,856,000         24,645,015          32,102,975          .77
1991......................................      49,077,000         35,925,779          31,667,858         1.13
1992......................................      51,990,000         42,752,526          39,896,979         1.07
1993......................................      75,321,000         50,497,798          47,027,522         1.07
1994......................................      54,363,000         41,432,102          58,822,259          .77
1995......................................       3,552,000         32,973,723          65,574,945          .50
1996......................................               0          8,331,405          88,985,931          .09
1997......................................               0          4,166,183         141,712,845          .03
1998......................................      90,826,838         36,630,591         193,834,661          .19
1999......................................     197,275,213         48,732,032     216,755,799            .22

*Monthly method(sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)





                                 FUND MANAGEMENT

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and as its Chairman since 1969. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993.

         From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

         Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the trust pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

                                    EXPENSES

         Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.



                          SALES WITHOUT "SALES CHARGE"


         The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fees". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses. This reduces the net amount invested which the Trust actually receives.




                             SHAREHOLDER INFORMATION




General Information


         For account, product and service information, please use the following web site, phone number or address:

         o For information over the Internet, visit the Trust's web site at www.northeastinvestors.com

         o        For information over the phone use 1-800-225-6704

         o        For information by mail please use

                           Northeast Investors Trust
                           50 Congress Street
                           Boston, MA  02109



         The different ways to set up (register) your account with the Trust are listed in the following table. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies)do own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.


Individual or Joint Tenant

         For your general investment needs
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Retirement

         For tax-advantaged retirement savings

o        Traditional Individual Retirement Accounts (IRAs)

o        Roth IRAs

o        Roth Conversion IRAs

o        Rollover IRAs

o        Educational IRAs

o        Keogh Plans

o        SIMPLE IRAs

o        Simplified employee Pension Plans (SEP-IRAs)

o        403(b) Custodial Accounts


--------------------------------------------------------------------------------

Gifts or Transfers to a Minor (UGMA, UTMA)

         To invest for a child's education or other future needs


--------------------------------------------------------------------------------

Trust

         For money being invested by a trust


--------------------------------------------------------------------------------

Business or Organization

         For investment needs of corporations, associations, partnerships or other groups.


How to Invest

         Your initial investment must be accompanied by a completed Application, in the form attached to this Prospectus or one that can be obtained from our web site. You may purchase shares of the Trust at their per share net asset value next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

         Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Trust's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Trust.

         When you place an order to buy shares, note the following:

o        The minimum initial investment in the Trust for each account is $1,000.

o Checks must be drawn on U.S. banks. Third party checks are not acceptable.

o        The Trust does not accept cash.

o Purchase orders may be sent directly or through an authorized broker or another authorized agent.

o There is no minimum for subsequent investment either by mail, telephone or exchange.

o        There is a $100,000 maximum for telephone investments.

         You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.


Investment Plans

         The  Trust  offers   shareholders   tax-advantaged   retirement  plans,
including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.


How To Withdraw Your Investment

         You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, you will be sent an amount equal to the net asset value of the redeemed shares. This will be the net asset value next determined at the close of the New York Stock Exchange after the redemption request has been received.

         A redemption request will be considered to have been received in "good order" if it meets the following requirements:

o The request is in writing, indicates the number of shares to be redeemed and identifies your account. The letter must be signed by all registered owners.

o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered.

o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor.

o                 In  the  case  of  corporations,   executors,  administrators,
                  trustees or other organizations you enclose evidence of authority to sell.

o If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been collected up to a maximum of 15 days.

o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days.

o Telephone redemptions will not be made (unless confirmed in writing on the same day).

o Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted.

         No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

         The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.


How to Exchange Your Investment

         An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

         As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

         However, you should note the following policies and restrictions governing exchanges:

o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number.

o        Before exchanging into a fund, read its prospectus.

o        Exchanges may have tax consequences for you.

o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year.

o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         The funds may terminate or modify the exchange privileges in the future.


Dividends and Distributions

         The  Trust  earns  dividends,   interest  and  other  income  from  its
investments, and distributes this income (less expenses) to shareholders as dividends. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

         When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

         (1)......Reinvestment   Option.   Your   dividends  and  capital  gains
distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option.

         (2)......Cash\Reinvest Option. Your dividends will be paid in cash.
Your capital gains distributions will be automatically reinvested in additional shares of the Trust.

         (3)......Cash Option.  Your dividends and capital gains distributions will be paid in cash.

                  Note: The fund strongly reconmends the direct deposit option for shareholders electing to receive dividends or distributions in cash.

         If you elect to receive the distributions paid in cash by check and the U.S. Postal Service does not deliver your checks for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.


Tax Consequences

         As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

         Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

         For federal tax purposes, the Trust's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

         If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

         Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

         Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.


Trust Policies

         The following policies apply to you as a shareholder.

         Statements and reports that the Fund sends to you include the following:

o Confirmation statements after transactions affecting your account balance.

o        Financial reports (every six months).

         When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 31% of your taxable distributions and redemptions.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

         This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended September 30, 1993 through September 30, 1999 and by Ernst & Young LLP for the years ended September 30, 1990 through September 30, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended September 30, 1999 is included in the Statement of Additional Information, which is available upon request and without charge.





                            Year Ended September 30,

Per Share Data        1999     1998     1997     1996     1995      1994       1993      1992    1991      1990

Net Asset Value:
     Beginning of
     Period........  $10.42   $11.79   $10.90   $10.33   $10.02    $9.94      $9.50     $8.83   $8.81    $11.18
Income From
     Investment
     Operations:
Net investment
     income.......     1.05    1.01      .98      .98      .98       .98       1.04      1.15    1.32      1.45
Net realized and
     unrealized gain
     loss on
     investment..     (.23)   (1.42)     .91      .58      .29       .09        .42       .67     .04     (2.39)
Total from
     investment
     operations        .82     (.41)    1.89     1.56     1.27      1.07       1.46      1.82    1.36      (.94)
Less Distributions:
     Net investment
     income......     (.98)    (.96)   (1.00)    (.99)    (.96)     (.99)     (1.02)    (1.15)  (1.34)    (1.43)
Capital Gain          (.18       -        -        -        -         -         -          -       -         -

Net Asset Value:
End of Period        $10.08   $10.42   $11.79    $10.90  $10.33    $10.02     $9.94      $9.50   $8.83    $8.81
Total Return          7.99%   (4.13)%   18.16%    15.98%  13.44%    10.96%    16.25%     21.85%  17.63%   (8.87)%

Ratios & Supplemental Data
Net assets end of
     period(in
     millions)...  $2,059.1  $2,046.7 $2,074.2  $1,200.5  $797.6    $582.1    $475.0     $452.8  $310.7   $277.1
Ratio of operating
     expenses to
     average net
     assets....       .61%      .61%     .64%      .66%    .67%      .70%      .73%       .79%     .88%     .78%
Ratio of interest
     expense to
     average net
     assets....       .12%      .09%     .01%      .03%    .35%      .36%      .48%       .65%     1.01%    .69%

Ratio of net
     investment
     income to
     average net
     assets ...       9.99%    8.73%     8.65%     9.41%   9.77%     9.37%    10.53%     12.36%    15.38%   14.35%

Portfolio turnover
rate..........        27.00%   63.80%    33.44%    32.01%  40.58%    73.36%   75.72%     59.41%   33.77%    21.23%


DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX - PORTFOLIO COMPOSITION

         The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 1999. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                                           Portfolio
Category                                                            Composition
--------                                                            -----------
Unrated................................................................  11.8%
AAA....................................................................    -
AA.....................................................................    -
A......................................................................    -
BBB....................................................................   1.3%
BB.....................................................................  18.3%
B......................................................................  57.0%
CCC....................................................................  10.2%
CC, C, D...............................................................   1.4%


Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.



                              FOR MORE INFORMATION

         You can find additional information about the Trust in the following documents:

         STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

         ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

         You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

         Northeast Investors Trust
         50 Congress Street
         Boston, MA 02109
         (800) 225-6704


         You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

         The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.






1/ The unmanaged First Boston High Yield Index is shown for comparative purposes only.

                                     B-3
                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2000


This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2000 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.



              TABLE OF CONTENTS                                  Page

The Trust                                                         B-2
Investment Objectives, Policies
 and Restrictions                                                 B-2
Trustees and Officers                                             B-4
Compensation of Trustees                                          B-6
Custodian and Independent Accountants                             B-6
Brokerage                                                         B-6
Price and Net Asset Value                                         B-7
Shareholder Plans                                                 B-7
Tax-Advantaged Retirement Plans                                   B-8
Dividends, Distributions & Federal Taxes                          B-10
Capital Shares                                                    B-11
Historical Performance Information                                B-11
Financial Statements                                              B-13

                                    THE TRUST


         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

         In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants.
(17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities.

         The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 1999 and 1998 the rates of total portfolio turnover were 27.00% and 63.80% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.

TRUSTEES AND OFFICERS

The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, Jr., C. Earl Russell, Fred L. Glimp and J. Murray Howe. Under Massachusetts law, the Trustees are generally responsible for the management of the Trust. The following table provides certain information about the Trust's Trustees and officers:

Name, Address and Age Position(s) Held with Trust Principal Occupation(s) Aggregate During Last 5 Years Compensation from Trust

Ernest E. Monrad (1) Chairman and Trustee Chairman and Trustee of the (2) 50 Congress Street Trust
Boston, MA
Age 69

Bruce H. Monrad(1) Executive Vice President Vice President and Trustee of (2) 50 Congress Street and Trustee the Trust
Boston, MA
Age 37

Robert B. Minturn, Jr.(1) Vice President, Clerk and Trustee of the Trust (2) 50 Congress Street Clerk and Trustee
Boston, MA
Age 60

William A. Oates, Jr.(1) President President and Trustee of (2)
50 Congress Street Northeast Investors Growth
Boston, MA Fund
Age 57

Gordon C. Barrett Executive Vice President Executive Vice President and $295,000 50 Congress Street and Treasurer Treasurer of the Trust
Boston, MA
Age 43

C. Earl Russell Trustee Adviser to the accounting (2)
50 Congress Street firm of Russell, Brier & Co.
Boston, MA
Age 91

Fred L. Glimp               Trustee                 Special Assistant to
1350 Massachusetts Ave.                             President and former Vice
Cambridge, MA                                       President for Alumni Affairs
Age 73                                              and Development of Harvard
                                                    University  (2)

J. Murray Howe              Trustee                 Of counsel to the law firm
One Post Office Square                              of Sullivan & Worcester (2)
Boston, MA
Age 75




         (1) Indicates a Trustee who is an "interested person" under the Investment Company Act of 1940, as amended.

         (2) Such Trustee or officer receives compensation paid from the Trustees' fee described below under the caption "Compensation of Trustees".

         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 1999 was 1,071,575.858 shares (.05%).

                            COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". From the total fee of $11,305,544.84 for the fiscal year ended September 30, 1999, Ernest E. Monrad received $3,498,872.95 as Chairman of the Trustees, Bruce H. Monrad and Robert B. Minturn, Jr. received $4,527,118.74 and $240,000 respectively as Trustees, and William A. Oates, Jr. received $2,949,573.84 as President. There are arrangements providing for payment from the Trustees' fee of pension benefits upon the death, disability or retirement of the Trustees.

         Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Trust are PricewaterhouseCoopers LLP, Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-lA and prepares the Trust's federal income and excise tax returns.

                                    BROKERAGE

         Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 1999, the Trust engaged in portfolio transactions involving broker-dealers totaling $746,807,146. Of this amount $47,801,729 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $38,966. The remaining $699,005,417 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal year ended September 30, 1998 brokerage commissions paid totaled $61,062. All such portfolio transactions completed by the Trust during the year ended September 30, 1999 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Trust.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                                 CAPITAL SHARES

         The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                [OBJECT OMITTED]


         Where:

         P =      a hypothetical initial payment of $1,000
         n =      number of years
         ERV      = ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 1999 are set forth in the Prospectus.

         From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1] Where:

         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c        = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Northeast Investors Trust's performance to performance as reported by other investments, indices and averages.

                              FINANCIAL STATEMENTS

The following financial  statements are included in this Statement of Additional
Information:

         1.       Report of PricewaterhouseCoopers LLP, Independent Accountants

         2.       Schedule of Investments as of September 30, 1999

         3.       Statement of Assets and Liabilities as of September 30, 1999

         4.       Statement of Operations for the Year Ended September 30, 1999

         5. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 1999

         6. Notes to Financial Statements for the year ended September 30, 1999


Corporate Bonds                                                          Market Value

Name of Issuer                                                   Principal   (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Apparel --1.10%
-----------------------------------------------------------------------------------------------------------------------------------
     Polymer Group Senior. Sub.Notes, 9%, 7/01/07^............  5,100,000 $  4,832,250
     Polymer Group Senior. Sub. Notes, 8.75%, 3/01/08^........ 18,922,000   17,739,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            22,571,625

Broadcast -- .10%
-----------------------------------------------------------------------------------------------------------------------------------
     Young Broadcasting Corp., 11.75%, 11/15/04...............  2,000,000   2,070,000

Building & Construction -- .73%
-----------------------------------------------------------------------------------------------------------------------------------
     Aluma Enterprises, Inc., 7.50%, 12/31/01.................  3,736,261   3,428,019
     Associated Materials Senior Sub. Deb. Nts, 9.25%, 3/01/08^ 4,000,000   3,760,000
     Henry Company Senior Notes, 10%, 4/15/08.................  2,500,000   1,650,000
     Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04..........  5,950,000   5,845,875
     Nualt Enterprises, Inc., 12%,12/31/04....................  7,042,799     421,864
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           15,105,758


Chemicals-- 7.49%
-----------------------------------------------------------------------------------------------------------------------------------
     General Chemical Ind Senior Sen. Sub. Nts.,10.625%,5/01/09 3,000,000   2,940,000
     Huntsman Corp. Sen. Sub. Floating Rate Notes, 7/01/07^... 39,500,000  34,760,000
     Huntsman Packaging Corp.Sen. Sub. Nts.,9.125%, 10/01/07^   4,500,000   4,140,000
     Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04.... 14,000,000  14,700,000
     LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07^...... 18,000,000   9,360,000
     Lyondell Senior Secured Notes, 9.625%, 5/01/07...........  5,000,000   4,975,000
     Lyondell Chemical Senior Secured Notes, 9.875%, 5/01/07.. 15,000,000  14,887,500
     Lyondell Chemical Senior Sub. Notes, 10.875%, 5/01/07.... 10,000,000  10,050,000
     PCI(Pioneer)Canada, Inc. Sen. Notes, 9.25%,10/15/07......  4,000,000   3,000,000
     Pioneer Americas Acq. Senior Notes, 9.25%, 6/15/07....... 17,500,000  13,475,000
     Sterling Chemical, Inc. Sen. Sub. Notes, 11.75%, 8/15/06. 12,500,000   7,500,000
     Sterling Chemical Sen. Sub. Nts. Series A,11.25%, 4/01/07 30,025,000  17,114,250
     Sterling Chemical Sen. Sub. Notes Series 12.375%, 7/15/06 14,340,000  13,479,600
     Sterling Chemical Holding Sen. Disc. Nts.,0/12%, 8/15/08# 18,980,000   3,796,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           154,177,350

Clothing-- .44%
-----------------------------------------------------------------------------------------------------------------------------------
     St. John Knits Senior Sub. Notes, 12.50%, 7/1/09......... 10,000,000   9,150,000

Computer Software & Services -- .79%
-----------------------------------------------------------------------------------------------------------------------------------
     Unisys Corporation Senior Notes Series B, 12%, 4/15/03... 15,000,000  16,237,500
Conglomerate -- 1.47%
-----------------------------------------------------------------------------------------------------------------------------------
     Jordan Industries Sen. Sub. Disc. Nts.,0/11.75%, 4/01/09# 21,616,713  14,050,863
     Jordan Industries Senior Notes Series D, 10.375%, 8/01/07  7,000,000   6,650,000
     Jordan Industries Senior Notes, 10.375%, 8/01/07......... 10,000,000   9,500,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           30,200,863

Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Electronics --.36%
-----------------------------------------------------------------------------------------------------------------------------------
      Knowles Electronics Senior Sub. Notes, 13.125%, 10/15/09  7,500,000 $ 7,387,500

 Energy/Natural Resources --14.04%
-----------------------------------------------------------------------------------------------------------------------------------
      Forest Oil Senior Sub. Notes, 10.50%, 1/15/06...........  8,000,000   8,280,000
      Giant Industries Sen. Sub. Notes, 9.75%, 11/15/03^......  3,190,000   3,102,275
      Husky Oil Bonds, 8.9/11.1875%, 8/15/28.................. 20,000,000  19,979,800
      Kelley Oil Senior Subordinated Notes, 10.375%, 10/15/06.  7,500,000   3,600,000
      Kelley Oil & Gas, Company Guaranteed, 14%, 4/15/03......  9,928,000   9,928,000
      Key Energy Senior Sub. Notes, 14%, 1/15/09.............. 15,000,000  16,012,500
      NuevoEnergy Senior Sub. Notes Series B, 9.5%, 6/01/08... 10,645,000  10,538,550
      Ocean Energy, Inc.Senior Sub. Notes, 8.875%, 7/15/07.... 20,000,000  19,900,000
      P & L Coal Senior Subordinated Notes, 9.625%, 5/15/08^.. 25,000,000  23,906,250
      Parker &Parsley Senior Notes, 8.875%, 4/15/05...........  9,330,000   9,423,300
      Parker &Parsley Senior Notes, 8.25%, 8/15/07............  9,750,000   9,360,000
      Parker Drilling Co. Senior Sub. Notes, 9.75%, 11/15/06.. 31,195,000  29,947,200
      Pogo Prod. Senior Sub. Notes, 8.75%, 5/15/07............  2,000,000   1,910,000
      Pogo Prod. Senior Sub. Notes, 10.375%, 2/15/09.......... 10,000,000  10,400,000
      R&B Falcon Senior Notes Series B, 6.5%, 4/15/03......... 15,000,000  13,350,000
      R&B Falcon Senior Notes Series B, 6.75%, 4/15/05........ 28,340,000  24,089,000
      R&BFalcon Corp Senior Notes Series B, 6.95%, 4/15/08....  5,000,000   4,150,000
      R&BFalcon Corp. 9.5%, 12/15/08.......................... 10,000,000   9,500,000
      R&B Falcon Corp Senior Notes, 12.25%, 3/15/06........... 10,000,000  10,500,000
      Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09..... 10,000,000  10,000,000
      TesoroPetroleum Corp. Senior Sub. Notes, 9%, 7/01/08.... 25,000,000  24,437,500
      Universal Compression Sen. Disc. Notes, 0/9.875%, 2/15/08#^          22,500,000   13,612,500
      Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07............  4,000,000   3,260,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          289,186,875

Financial Services -- 1.86%
-----------------------------------------------------------------------------------------------------------------------------------
     Mercury Finance Senior Secured Notes, 10%, 3/23/01....... 20,000,000  18,800,000
     Metris Companies Inc. Senior Notes, 10.125%, 7/15/06..... 11,000,000  10,010,000
     RBF Finance Company, 11%, 3/15/06........................  6,000,000   6,300,000
     RBF Finance Company, 11.375%, 3/15/09....................  3,000,000   3,150,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           38,260,000

Food & Beverage -- 5.40%
-----------------------------------------------------------------------------------------------------------------------------------
     Chiquita Brands Senior Notes, 10.25%, 11/01/06...........  5,000,000   4,400,000
     Chiquita Brands International Senior Notes, 10%, 6/15/09. 10,000,000   8,700,000
     Envirodyne Industries, Inc. Sen. Nts., 10.25%, 12/01/01^  20,395,000  16,519,950
     Keebler Corp. Senior Sub. Notes, 10.75%, 7/01/06......... 10,000,000  10,812,500
     Mrs. Fields Original Cookies Sen. Nts., 10.125%, 12/01/04  3,500,000   3,010,000
     Specialty Foods Corp.Senior Notes, 10.25%, 8/15/01        49,600,000  45,880,000
     Specialty Foods Corp. Sen. Nts. Ser. B,11.125%, 10/01/02  23,040,000  21,888,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          111,210,450



Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Food Processing -- 1.70%
-----------------------------------------------------------------------------------------------------------------------------------
     Boston Chicken Convertible Notes, 0%, 6/01/15............ 18,500,000$    185,000
     Del Monte Foods Corp. Sen. Disc. Nts. Ser. B,0%, 12/15/07#15,959,000  11,462,325
     Premium Standard Farms, Inc.Sen.Nts., 11%, 9/17/03....... 11,855,470  11,499,806
     SC International Service Sen. Sub. Nts., 9.25%, 9/01/07^  12,000,000  11,760,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           34,907,131

Food Service -- .44%
-----------------------------------------------------------------------------------------------------------------------------------
     B&GFoods Senior Sub. Notes, 9.625%, 8/01/07^............. 10,000,000   9,100,000

Gaming -- 13.56%
-----------------------------------------------------------------------------------------------------------------------------------
     Argosy Gaming Co. Senior Sub. Notes, 10.75%, 6/01/09.....  20,000,000 20,500,000
     Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07............. 45,000,000  43,650,000
     Eldorado Resorts Senior Sub. Notes, 10.5%, 8/15/06.......  1,500,000   1,548,750
     Fitzgeralds Gaming Corp. Sen. Sec. Nts., 12.25%, 12/15/04~ 5,000,000   2,750,000
     GBProperty Funding Corp. Mort. Notes, 10.875%, 1/15/04... 17,350,000  12,492,000
     International Game Tech. Senior Notes, 8.375%, 5/15/09... 25,000,000  23,812,500
     MGMGrand, Inc. Sen. Collateralized Notes, 6.875%,2/06/08  27,700,000  25,059,082
     Players International, Inc. Sen. Notes, 10.875%, 4/15/05  15,000,000  15,881,250
     Riviera Holdings Corp. First Mortgage Notes, 10%, 8/15/04 17,000,000  14,620,000
     Station Casinos, Inc. Senior Sub. Notes, 10.125%, 3/15/06  5,100,000   5,227,500
     Station Casinos, Inc. Senior Sub. Notes, 9.75%, 4/15/07..  1,000,000   1,013,750
     Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06 90,530,000  76,950,500
     Las Vegas Sands/Venetian Mortgage Notes, 12.25%, 11/15/04 34,000,000  26,860,000
     Las Vegas Sands/Ven Sen. Sub. Nts., 10/14.25%, 11/15/05#  12,500,000   8,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          279,115,332

Grocery Stores -- 4.94%
-----------------------------------------------------------------------------------------------------------------------------------
     Fleming Co., Inc. Medium Term Nts., 9.24%, 2/28/00......  5,000,000   4,972,500
     Fleming Co., Inc. Medium Term Nts. Ser. B,8.74%, 9/19/02 10,000,000   9,513,700
     Fleming Co., Inc. Medium Term Nts. Ser. C,6.04%, 7/19/00  5,000,000   4,827,700
     Fleming Co., Inc. Senior Sub. Nts., 10.5%, 12/01/04^.... 20,000,000  18,850,000
     Fleming Co., Inc. Sen. Sub. Nts. Ser B,10.625%, 7/31/07^ 18,000,000  16,695,000
     Pathmark Stores Senior Sub. Notes, 9.625%, 5/01/03...... 28,000,000  27,440,000
     Penn Traffic Senior Notes, 11%, 6/29/09~................ 10,032,560   8,678,164
     Star Markets Senior Sub. Notes, 13%, 11/01/04........... 10,000,000  10,700,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          101,677,064

Health Care Supplies -- .17%
-----------------------------------------------------------------------------------------------------------------------------------
     Global Health Sciences Company 11%, 5/1/08...............  5,000,000   3,600,000

Manufacturing/Service Industry -- 1.95%
-----------------------------------------------------------------------------------------------------------------------------------
     Axia, Inc. Senior Sub. Notes, 10.75%, 7/15/08............ 10,000,000   9,250,000
     HaynesInternational Senior Notes, 11.625%, 9/01/04....... 10,000,000   9,000,000
     Key Components LLCSenior Notes, 10.5%, 6/01/08...........  7,500,000   7,012,500
     Safelite Glass Sen. Sub. Notes Series B, 9.875%, 12/15/06  7,000,000   6,125,000
     Safelite Glass Corp. Senior Sub. Notes, 9.875%, 12/15/06. 10,000,000   8,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           40,137,500

Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Metals & Mining -- 6.13%
-----------------------------------------------------------------------------------------------------------------------------------
     Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07~........ 20,000,000 $ 4,000,000
     CF&IAcquisition Term Loan, 9.5%, 3/31/03.................  8,300,504   7,885,479
     Golden Northwest Aluminum 12%, 12/15/06                   12,500,000  12,875,000
     Inland Steel Corp. First Mtg. Nts. Ser. R,7.9%, 1/15/07    6,500,000   6,045,000
     Kaiser Aluminum Chemical Corp. Sub. Nts., 12.75%, 2/01/03 46,230,000  46,692,300
     Kaiser Aluminum Chemical Corp Series B, 10.875%, 10/15/06 13,500,000  13,702,500
     LTVSteel Co., Inc. Senior Notes, 8.2%, 9/15/07........... 14,000,000  12,600,000
     National Steel Corp. First Mtg. Nts., 8.375%, 8/01/06      7,500,000   7,031,250
     Ormet Corp. Senior Notes, 11%, 8/15/08^.................. 15,000,000  13,350,000
     Weirton Steel Corp. Senior Notes, 10.875%, 10/15/99......  2,000,000   2,003,120
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          126,184,649

Miscellaneous Manufacturing -- 1.28%
-----------------------------------------------------------------------------------------------------------------------------------
     Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06........  6,645,000   6,545,325
     Evenflo Company, Inc. Senior Notes, 11.75%, 8/15/06......  7,000,000   6,860,000
     Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08.....  7,000,000   7,070,000
     LLSCorporation Senior Sub. Notes, 11.625%, 8/01/09.......  6,000,000   5,940,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           26,415,325

Office Equipment -- .65%
-----------------------------------------------------------------------------------------------------------------------------------
     Dictaphone Corp. Senior Sub. Notes, 11.75%, 8/01/05...... 19,845,000  13,296,150

 Oil/Gas Exploration-- .72%
-----------------------------------------------------------------------------------------------------------------------------------
     Comstock Resources Inc. Senior Notes, 11.25%, 5/01/07.... 14,500,000  14,862,500

Paper/Forest Products -- 9.55%
-----------------------------------------------------------------------------------------------------------------------------------
     American Tissue Inc. Sen. Secured Notes, 12.50%, 7/15/06  16,000,000  15,120,000
     Container Corp. Senior Notes, 11.25%, 5/01/04............ 10,500,000  10,920,000
     Crown Paper Senior Sub. Notes, 11%, 9/01/05.............. 14,950,000  11,362,000
     Florida Coast Paper Co. 1st Mtg. Notes, 12.75%, 6/01/03~   7,000,000   3,640,000
     Four M Corporation Senior Notes, Series B, 12%, 6/01/06..  1,500,000   1,380,000
     Gaylord Container Corp. Senior Notes, 9.75%, 6/15/07..... 19,000,000  17,955,000
     Gaylord Container Corp. Senior Notes, 9.375%, 6/15/07.... 15,000,000  13,725,000
     Gaylord Container Corp. Sen. Sub. Notes, 9.875%, 2/15/08  30,000,000  26,100,000
     Maxxam Group Holdings, Inc. Senior Notes, 12%, 8/01/03...  7,000,000   7,087,500
     Packaging Resources, Inc. Senior Notes, 11.625%, 5/01/03^  8,800,000   8,888,000
     Stone Container Corp. Senior Sub. Notes, 11.5%, 10/01/04  12,580,000  13,020,300
     Stone Container Corp. Senior Notes, 12.58%, 8/01/16^..... 43,100,000  46,117,000
     Stone Container Corp. Senior Notes, 11.5%, 8/15/06^...... 20,000,000  21,150,000
     WTDIndustries Senior Sub. Notes, 8%, 6/30/05.............    340,900      68,180
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          196,532,980

Petroleum and Drilling-- .94%
-----------------------------------------------------------------------------------------------------------------------------------
     Pride International Inc. Senior Notes, 9.375%, 5/01/07... 10,125,000  10,175,625
     Pride International Inc. Senior Notes, 10%, 6/01/09......  9,000,000   9,225,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           19,400,625


Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Products and Manufacturing -- 1.62%
-----------------------------------------------------------------------------------------------------------------------------------
     Motors and Gears Senior Notes Series D, 10.75%, 11/15/06^ 23,110,000$ 22,416,700
     Tokheim Senior Sub. Notes, 11.375%, 8/1/08^..............  5,500,000   5,335,000
     Tokheim Junior 12%, 9/30/08 PIK..........................  8,195,453   5,572,908
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           33,324,608
Publishing & Printing -- .40%
-----------------------------------------------------------------------------------------------------------------------------------
     American Pad &Paper Senior Sub. Notes, 13%, 11/15/05..... 26,005,000   8,321,600

Real Estate -- 2.20%
-----------------------------------------------------------------------------------------------------------------------------------
     Jamboree LLC Class A Senior Secured Notes, 8.18%, 3/27/02  5,028,396   4,927,828
     Jamboree LLC Class B Senior Sub. Nts., 8.93%, 3/27/02 PIK  1,459,000   1,429,820
     Rockefeller Center Properties Conv. Deb., 0%, 12/31/00... 47,000,000  39,010,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           45,367,648

Recreation -- 1.31%
-----------------------------------------------------------------------------------------------------------------------------------
     Coast Hotels &Casino Company Gtd. Notes, 9.50%, 4/01/09.. 17,000,000  16,065,000
     Outboard Marine Corp. Debentures, 9.125%, 4/15/17^.......  9,750,000   5,070,000
     Outboard Marine Corp. Senior Notes, 10.75%, 6/01/08......  8,000,000   5,880,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           27,015,000
Retail -- 1.14%
-----------------------------------------------------------------------------------------------------------------------------------
     Eyecare Centers of America,Inc. Sen. Nts.,9.125%,10/01/03 10,000,000  8,625,000
     Eye Care Centers Sub. Nts. FRN,6mth. Libor+.398%, 5/01/08  5,000,000  4,000,000
     National Vision Senior Notes, 12.75%, 10/15/05........... 12,500,000 10,875,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           23,500,000

Retail Food Chains --4.64%
-----------------------------------------------------------------------------------------------------------------------------------
     Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08. 58,768,700  51,128,769
     American Restaurant Group Senior Notes, 11.5%, 2/15/03^.. 15,500,000  13,950,000
     FRD Acquisition Senior Notes, 12.5%, 7/15/04^............ 15,000,000  11,700,000
     Family Restaurants Senior Notes, 9.75%, 2/01/02.......... 18,000,000   9,900,000
     Planet Hollywood Senior Sub. Notes, 12%, 4/01/05~........ 12,500,000   2,125,000
     Romacorp, Inc. Senior Notes, 12%, 7/01/06................  7,500,000   6,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           95,553,769

Transportation -- .85%
-----------------------------------------------------------------------------------------------------------------------------------
     Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09.......... 17,000,000  17,425,000


Miscellaneous -- .96%
-----------------------------------------------------------------------------------------------------------------------------------
     Hines Horticulture Senior Sub. Notes, 11.75%, 10/15/05...  1,951,000   2,058,305
     Iron Mountain, Inc. Senior Sub. Notes, 10.125%, 10/01/06.  2,500,000   2,587,500
     Mosler, Inc. Senior Notes, 11%, 4/15/03.................. 10,340,000   8,168,600
     Precise Technology Sen. Sub. Notes, 11.125%, 6/15/07.....  7,500,000   7,050,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           19,864,405

     Total Corporate Bonds--88.93% (cost--$2,060,051,679)       1,831,159,207
-----------------------------------------------------------------------------------------------------------------------------------

 Foreign Bonds--                                                          Market Value
 Name of issuer                                                 Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds -- 5.83%
-----------------------------------------------------------------------------------------------------------------------------------
     Greycoat PLC Finsbury Circus, 12.50%, 4/01/02        GBP  15,000,000$ 19,752,000
     Brazil C Bond Debentures, 8%, 4/15/14.................... 11,952,842   7,418,292
     Argentina GlobalBonds, 9.75%, 9/19/27.................... 32,751,000  27,347,085
     Rep. of Brazil Disc. Ser Z-L, FRN, Libor +.8125%, 4/15/24 38,000,000  23,773,940
     Rep. of Brazil Disc. 11.625%, 4/15/04                     35,000,000  32,615,800
     Euro Stabilization Advances, 0%, 12/15/26............GBP     132,670      43,675
     Eurotunnel Reset Facility 7.03%, 12/31/50............GBP   4,000,000   2,633,600
     Venezuela Par, 6.75%, 3/31/20 ........................... 10,000,000   6,518,800
-----------------------------------------------------------------------------------------------------------------------------------
     Total Foreign Bonds--5.83% (cost--$129,442,890)                        120,103,192
-----------------------------------------------------------------------------------------------------------------------------------


                                                                Number ofMarket Value
Stocks --                                                           Shares    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock -- 10.56%
-----------------------------------------------------------------------------------------------------------------------------------
     Advantica Restaurant Group+..............................1,217,762     3,691,341
     Chase Manhattan Corp....................................   400,000    30,150,000
     Chubb Corp^...........................................     500,000    24,906,250
     Darling International, Inc.+..........................     745,530     1,025,104
     Gaylord Container Corp.+..............................   1,243,799     8,862,068
     Grand Union Co.+......................................     932,146    12,729,619
     International Airline Support Group+..................     224,540       954,295
     Jamboree Office REIT..................................      50,307     3,269,955
     JPSCapital+...........................................   1,038,823     2,726,910
     J P Morgan & Co.^.....................................     200,000    22,850,000
     Leucadia National Corp................................     242,608     5,094,768
     Little Switzerland, Inc.+.............................     273,659       111,174
     MAXXAM, Inc.+.........................................     200,000    10,287,500
     NL Industries.........................................   1,000,000    12,625,000
     Nualt Enterprises.....................................      10,752           107
     Ontario Limited.......................................       1,773             6
     Penn Traffic Common...................................   1,906,164    16,202,394
     Smurfit-Stone Container...............................     257,142     5,560,696
     Specialty Equipment Co.+..............................     388,700     9,814,675
     Trilanco 2 Limited....................................       98.48             1
     Trilanco 3 Limited....................................       98.48             1
     USLeather, Inc+.......................................   1,007,308     2,014,616
     Walter Industries Inc.................................     500,000     6,687,500
     WestPoint Stevens, Inc.+^.............................   1,600,000    37,800,000
-----------------------------------------------------------------------------------------------------------------------------------
     Total Common Stocks--10.56% (cost--$233,229,925)........               217,363,980
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- .53%
-----------------------------------------------------------------------------------------------------------------------------------
     American Restaurant Group, PIK 12%....................       4,156     3,921,020
     R&BFalcon Corp. 5/01/09...............................       7,267     6,903,650
-----------------------------------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--.53% (cost--$9,989,598).........                10,824,670
-----------------------------------------------------------------------------------------------------------------------------------





Warrants                                                                                           Number of                Market
Value
Name of Issuer                                             Shares or Units   (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Warrants  -- .19%+
-----------------------------------------------------------------------------------------------------------------------------------
     Bradlees Warrants.....................................      67,384       711,845
     Homeland Holding Corp. Warrants.......................       6,687            66
     Key Energy Service Warrants...........................      15,000       300,000
     Marvel Warrants Class A...............................      12,956           389
     Marvel Warrants Class C...............................      21,941           219
     R&BFalcon Corp. Warrants..............................       7,000     1,750,000
     Venezuela Oil Linked Payment Obligation Warrants......      50,000            50
     Wherehouse Entertainment A Warrants...................      81,164       885,499
     Wherehouse Entertainment B Warrants...................      14,091        94,551
     Wherehouse Entertainment C Warrants...................      14,091        80,601
-----------------------------------------------------------------------------------------------------------------------------------
     Total Warrants--.19%                (cost--$15,855,817)                 3,823,220
-----------------------------------------------------------------------------------------------------------------------------------

 ...........Total Investments--106.03%  (cost--$2,448,569,909)            $2,183,274,269
================================================================================

 ~Non-income producing security due to default or bankruptcy filing
+     Non-income producing security
#     Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
^     Pledged to collateralize short-term borrowings (See Note F)
PIK   Payment in Kind

GBP   Principal denoted in British Pounds Sterling
Federal Tax Information:
At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,448,661,159. Net unrealized depreciation aggregated $265,386,890 of which $79,653,255 related to appreciated investment securities and $345,040,645 related to depreciated investment securities. The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Capital Gain Distribution: (unaudited)
Pursuant to section 852 of the Internal Revenue Code, the Fund thereby designates $299,890 as capital gain for its taxable year ended
September 30,1999.

Dividends Received Deductions for Corporations:
The fund has designated 2.83% of the distributions from net investment income as qualifying for dividends received deduction for corporations.


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------------
     Investments--at market value (cost $2,448,569,909)--Note B       $2,183,274,269
     Interest receivable                                                  62,214,049
     Miscellaneous receivable, foreign securities                            894,438
     Receivable for securities sold                                       22,956,083
     Receivable for shares of beneficial interest sold                     1,771,444
     Receivable for dividends                                                393,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Assets                                         2,271,503,283



 Liabilities
-----------------------------------------------------------------------------------------------------------------------------------

     Notes payable--Note F                                               197,275,213

     Payable for securities purchased                                      7,346,550
     Payable for shares of beneficial interest repurchased                 4,158,220
     Trustee fees payable--Note C                                          2,672,137
     Accrued expenses                                                        936,984
     Miscellaneous payable                                                     6,760
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Liabilities                                      212,395,864
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                       $2,059,107,419
===================================================================================================================================
     Net Assets Consist of (Note B):
     Capital, at a $1.00 par value                                      $204,309,420
     Paid in surplus                                                   2,096,616,919
     Undistributed net investment income                                  23,981,797
     Accumulated net realized loss on investments                           (511,134)
     Net unrealized depreciation of investments                         (265,289,583)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, for 204,309,420 shares outstanding                   $2,059,107,419
===================================================================================================================================
     Net Asset Value, offering price and redemption
      price per share ($2,059,107,419/204,309,420 shares)                     $10.08
===================================================================================================================================




    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
     Interest                                                           $231,387,350
     Dividends                                                             6,425,384
     Other Income                                                          4,691,303
-----------------------------------------------------------------------------------------------------------------------------------
         Total Income                                                    242,504,037



Expenses
-----------------------------------------------------------------------------------------------------------------------------------

     Trustee fees--Note C                                                 $11,396,105
     Interest--Note F                                                       2,877,280
     Administrative expenses and salaries                                    872,013
     Printing, postage and stationary                                        445,190
     Computer and related expenses                                           243,024
     Registration and filing fees                                            195,073
     Other expenses                                                         124,163
     Legal fees                                                              104,903
     Auditing fees                                                            79,555
     Telephone                                                                61,853
     Custodian fees                                                           47,711
     Insurance                                                                26,744
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                       16,473,614
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                               226,030,423
-----------------------------------------------------------------------------------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments--Note B:
     Net realized loss from investment transactions                        (263,513)
     Change in unrealized appreciation/depreciation of  investments
         and assets and liabilities in foreign currencies               (49,026,555)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations               $176,740,355
===================================================================================================================================


          The accompanying notes are part of the financial statements.
Year Ended September 30                                    1999               1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income                                $226,030,423      $201,723,086
   Net realized (gain/loss) from investment transactions    (263,513)       37,473,557  Change in unrealized appreciation of
    investments                                          (49,026,555)    (339,027,495)
                                                         ------------    -------------
    Net Increase (Decrease) in Net Assets Resulting
    from Operations                                       176,740,355     (99,830,852)


Distributions to Shareholders from Net Investment Income(211,784,335)    (191,510,245)


   ($.98 and $.96 per share, respectively)


Distributions to Shareholders from Net Realized Gains      (36,970,219)                   --


   ($.18 per share)



   From Net Trust Share Transactions--Note D              84,466,005      263,814,943


        Total Increase (Decrease) in Net Assets           12,451,806      (27,526,154)



-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                 2,046,655,613    2,074,181,767
-----------------------------------------------------------------------------------------------------------------------------------


   End of Period (including undistributed net investment
   income of $23,981,797 and $9,892,802, respectively) $2,059,107,419   $2,046,655,613
===================================================================================================================================

===================================================================================================================================


                                         Report of Independent Accountants

To the Board of Trustees and Shareholders of Northeast Investors Trust

In planning and performing our audit of the financial statements of Northeast Investors Trust (the Trust) for the year ended September 30, 1999, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entitys objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants.
A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 1999.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
November 5, 1999